           1727 Elm Hill Pike, Nashville, Tennessee 37210
                            SHONEY'S, INC.
                                NEWS


FOR IMMEDIATE RELEASE                               Contact: SHONEY'S, INC.
                                                             V. Michael Payne
                                                             (615) 231-2332

           SHONEY'S, INC. ANNOUNCES REVISION OF 1998 RESULTS

       Nashville, TN, January 4, 1999 -- Officials of Shoney's, Inc. announced today that the Company has revised its announced operating results for the fiscal year and fourth quarter ended October 25, 1998.

       On December 17, 1998, the Company reported for fiscal 1998 a net loss of $104.2 million, or $2.14 per common share, compared with a net loss of $35.7 million, or $0.74 per common share, for fiscal 1997. For the fourth quarter of fiscal 1998, the Company previously reported a net loss of $8.6 million, or $0.18 per common share, compared with a net loss of $36.0 million, or $0.74 per common share, in the fourth quarter of 1997.

       On December 22, 1998, the Company received various court orders in certain litigation pending against the Company. Although certain of the orders were favorable to the Company, the Court ruled that the Company had failed to pay certain management personnel in accordance with the overtime pay provisions of the federal Fair Labor Standards Act and set the case for a hearing on damages to begin June 1, 1999. The Company disagrees with the Court's ruling on liability and intends to appeal the ruling and defend vigorously against plaintiffs' damage claims. Based upon the Court's decisions, however, accounting rules require the Company to record an amount for potential expenses and liability that it might be required to pay in the event that the Court's ruling ultimately is upheld and damages are awarded. If the ruling were to be upheld, the Company's ultimate liability could exceed the amount that it has recorded; however, the Company presently is unable to estimate the exact amount of that liability. Because the Court's ruling occurred prior to the Company's filing its Annual Report on Form 10-K with the Securities and Exchange Commission (but subsequent to the end of the fiscal year), the expense was required to be accrued in the recently ended fiscal year. Accordingly, the Company has recorded an additional non-cash expense of $3.5 million in the fourth quarter of fiscal 1998.

       The additional expense results in the Company reporting for fiscal 1998 a net loss of $107.7 million, or $2.21 per common share, and for the fourth quarter, a loss of $12.1 million, or $0.25 per common share.

       "We are disappointed with the Court's decision," said Raymond D. Schoenbaum, Chairman, and J. Michael Bodnar, President and CEO, in a joint statement. "The Company has been and continues to be advised that it has several meritorious defenses that could reduce or eliminate the Company's
exposure."   Said Schoenbaum and Bodnar, "On the basis of the advice that we have received, we intend to pursue all available avenues of appeal."

       Certain statements in this release are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward looking statements involve risks and uncertainties which, in many cases, are beyond the control of the Company and could cause actual results to differ materially. The Company undertakes no obligation to update any forward looking statements, or to make any other forward looking statements, whether as a result of new information, future events or otherwise. Further information on factors which could affect the Company's financial results is contained in the Company's filings with the Securities and Exchange Commission, including the ability of management to implement successfully its strategy for improving Shoney's Restaurants performance, the ability to effect asset sales consistent with the projected proceeds and timing expectations, the results of pending litigation (including the litigation described above), adequacy of management personnel resources, shortages of restaurant labor, commodity price increases, product shortages, adverse general economic conditions, turnover and a variety of other factors.

Shoney's, Inc. owned and operated 1,261 restaurants as of October 25, 1998, including 789 Company-owned and 472 franchised restaurants. The Company's common stock is traded on the New York Stock Exchange under the symbol "SHN."

                     SHONEY'S, INC. AND SUBSIDIARIES
                       Consolidated Balance Sheet

                                                      October 25,          October 26,
                                                         1998         %       1997         %
                                                    -------------  -----  ------------   -----
ASSETS
Current Assets
  Cash and cash equivalents                         $  16,277,722    3.1  $  11,851,223    1.8
  Notes and accounts receivable                        10,263,490    2.0     11,611,369    1.8
  Refundable income taxes                              14,005,359    2.7
  Inventories                                          37,146,297    7.1     38,382,843    6.0
  Other current assets                                  3,390,458    0.6      4,840,539    0.8
  Deferred taxes                                                             38,835,385    6.0
  Net property, plant, and equipment held for sale     69,878,238   13.3     28,021,259    4.3
                                                      -----------   ----    -----------  -----
    Total Current Assets                              150,961,564   28.8    133,542,618   20.7

Property, Plant and Equipment
  Land                                                100,136,968   19.1    134,119,937   20.8
  Buildings                                           215,112,056   41.1    254,888,645   39.5
  Restaurant and other equipment                      261,081,978   49.9    281,930,600   43.8
  Leasehold improvements                               69,020,663   13.2     70,277,951   10.9
  Rental properties                                    13,848,502    2.6     20,818,708    3.2
  Buildings under capital leases                       17,605,400    3.4     24,803,349    3.8
  Construction in progress                              1,173,215    0.2      3,237,014    0.6
                                                     ------------  -----   ------------  -----
                                                      677,978,782  129.5    790,076,204  122.6
  Less accumulated depreciation and amortization     (350,673,367) (67.0)  (343,645,369) (53.4)
                                                     ------------  -----   ------------  -----
    Net Property, Plant and Equipment                 327,305,415   62.5    446,430,835   69.2

Other Assets
  Goodwill                                             29,819,721    5.7     47,803,815    7.4
  Deferred charges and other intangible assets         10,581,373    2.0      5,889,044    0.9
  Other                                                 4,800,760    1.0     11,022,447    1.8
                                                     ------------  -----   ------------  -----
    Total Other Assets                                 45,201,854    8.7     64,715,306   10.1
                                                     ------------  -----   ------------  -----
                                                     $523,468,833  100.0   $644,688,759  100.0
                                                     ============  =====   ============  =====
LIABILITIES AND SHAREHOLDERS' DEFICIT
Current Liabilities
  Accounts payable                                   $ 37,522,186    7.2   $ 34,156,943    5.3
  Federal and state income taxes                        1,723,798    0.3        112,319    0.0
  Accrued expenses                                    124,720,785   23.8    110,501,665   17.1
  Reserve for litigation settlement                       372,961    0.1     16,010,297    2.5
  Debt and capital lease obligations due
   within one year                                     11,980,656    2.3     10,997,069    1.7
                                                     ------------  -----   ------------  -----
    Total Current Liabilities                         176,320,386   33.7    171,778,293   26.6

Long-term debt and capital lease
 obligations due after one year                       443,243,110   84.7    466,038,617   72.3
Reserve for litigation settlement                         226,679    0.0        294,672    0.0
Deferred income and other liabilities                  23,165,829    4.4     18,922,137    2.9

Shareholders' Deficit
  Common stock                                         48,694,865    9.3     48,568,109    7.5
  Additional paid-in capital                          137,296,111   26.2    136,861,158   21.2
  Accumulated deficit                                (305,478,147) (58.3)  (197,774,227) (30.5)
                                                     ------------  -----   ------------  -----
    Total Shareholders' Deficit                      (119,487,171) (22.8)   (12,344,960)  (1.8)
                                                     ------------  -----   ------------  -----
                                                     $523,468,833  100.0   $644,688,759  100.0
                                                     ============  =====   ============  =====
/TABLE

                       SHONEY'S, INC. AND SUBSIDIARIES
                     Consolidated Statement of Operations
         Fifty-two Weeks Ended October 25, 1998 and October 26, 1997

                                        1998                     1997
                                       Amount        %          Amount        %
                                   --------------  -----    --------------  -----
Revenues
  Net sales                        $1,115,634,349   97.6    $1,202,755,479   98.0
  Franchise fees                       14,468,561    1.3        14,921,918    1.2
  Other income                         13,259,553    1.1         9,398,968    0.8
                                   --------------  -----    --------------  -----
                                    1,143,362,463  100.0     1,227,076,365  100.0
Costs and Expenses
  Cost of sales
    Food and supplies                 434,764,523   38.0       478,673,418   39.0
    Restaurant labor                  308,465,116   27.0       319,367,035   26.0
    Operating expenses                291,899,974   25.5       295,748,837   24.1
                                   --------------  -----    --------------  -----
                                    1,035,129,613   90.5     1,093,789,290   89.1

General and administrative             90,844,956    7.9        84,401,341    6.9
Impairment of long-lived assets        48,403,158    4.3        53,967,244    4.4
Interest expense                       48,476,518    4.3        45,015,794    3.7
                                   --------------  -----    --------------  -----
                                    1,222,854,245  107.0     1,277,173,669  104.1
                                   --------------  -----    --------------  -----
Loss before income taxes
  and extraordinary charge            (79,491,782)  (7.0)      (50,097,304)  (4.1)

Provision for (benefit from)
  income taxes                         26,797,000    2.3       (14,386,462)  (1.2)
                                   --------------  -----    --------------  -----
Loss before extraordinary charge     (106,288,782)  (9.3)      (35,710,842)  (2.9)

Extraordinary charge on early
  extinguishment of debt, net
  of income taxes of $806,000          (1,415,138)  (0.1)
                                   --------------  -----    --------------  -----
Net loss                           $ (107,703,920)  (9.4)   $  (35,710,842)  (2.9)
                                   ==============  =====    ==============  =====

Basic:
    Net loss before extraordinary charge            ($2.18)             ($0.74)
    Extraordinary charge for the early
     extinguishment of debt                          (0.03)               --
                                                    ------              ------
    Net loss                                        ($2.21)             ($0.74)

Diluted:
    Net loss before extraordinary charge            ($2.18)             ($0.74)
    Extraordinary charge for the early
     extinguishment of debt                          (0.03)               --
                                                    ------              ------
    Net loss                                        ($2.21)             ($0.74)


Weighted average shares outstanding
    Basic                                       48,665,685          48,539,573
    Diluted                                     48,665,685          48,539,573

                       SHONEY'S, INC. AND SUBSIDIARIES
                     Consolidated Statement of Operations
           Twelve Weeks Ended October 25, 1998 and October 26, 1997

                                        1998                     1997
                                       Amount        %          Amount        %
                                   --------------  -----    --------------  -----
Revenues
  Net sales                        $ 239,397,945    97.4    $ 268,527,603   97.9
  Franchise fees                       3,146,909     1.3        3,348,544    1.2
  Other income                         3,294,631     1.3        2,292,423    0.9
                                   -------------   -----    -------------   -----
                                     245,839,485   100.0      274,168,570  100.0
Costs and Expenses
  Cost of sales
    Food and supplies                 91,552,385    37.2      108,032,547   39.4
    Restaurant labor                  68,254,219    27.8       71,326,231   26.0
    Operating expenses                67,928,498    27.6       69,827,468   25.5
                                   -------------   -----    -------------   -----
                                     227,735,102    92.6      249,186,246   90.9

General and administrative            24,301,067     9.9       22,857,771    8.3
Impairment of Long-lived assets                                36,355,177   13.3
Interest expense                      10,827,511     4.4       10,042,989    3.6
                                   -------------   -----    -------------  -----
                                     262,863,680   106.9      318,442,183  116.1
                                   -------------   -----    -------------  -----
Loss before income taxes             (17,024,195)   (6.9)     (44,273,613) (16.1)

Benefit from income taxes             (4,880,000)   (2.0)      (8,272,462)  (3.0)
                                   -------------   -----    --------------  -----
Net loss                           $ (12,144,195)   (4.9)   $ (36,001,151) (13.1)
                                   =============   =====    ==============  =====

Earnings per common share
  Basic
    Net loss                                ($0.25)         ($0.74)
  Diluted
    Net loss                                ($0.25)         ($0.74)

Weighted average shares outstanding
  Basic                                 48,694,865      48,568,109
  Diluted                               48,694,865      48,568,109

                       SHONEY'S, INC. AND SUBSIDIARIES
                     Consolidated Statement of Cash Flows

                                                    Fifty-two Weeks Ended
                                                  October 25,    October 26,
                                                     1998           1997
                                                -------------   ------------
Operating activities
  Net loss                                      $(107,703,920)   $(35,710,842)
  Adjustments to reconcile net loss to net
   cash provided by operating activities:
    Depreciation and amortization                  46,979,482      53,857,415
    Amortization of deferred charges and
     other non-cash charges                        11,451,655      13,318,645
    Impairment write down of long-lived assets     48,403,158      53,967,244
    Tax valuation adjustment                       52,538,000         --
    Changes in operating assets
     and liabilities                                3,395,548     (16,095,522)
                                                -------------    ------------
      Net cash provided by operating activities    55,063,923      69,336,940

Investing activities
  Cash required for property, plant
   and equipment                                  (28,935,977)    (40,205,993)
  Proceeds from disposal of property,
   plant and equipment                             33,236,036      35,220,651
  Cash provided by (required for) other assets      2,251,102        (409,322)
                                                -------------    ------------
    Net cash provided (used) by
     investing activities                           6,551,161      (5,394,664)

Financing activities
  Payments on long-term debt and
   capital lease obligations                     (329,304,224)    (39,829,540)
  Proceeds from long-term debt                    300,533,143         484,390
  Net payments on short-term borrowings                            (2,132,000)
  Payments on litigation settlement               (15,705,329)    (22,582,554)
  Cash required for debt issue costs              (12,751,670)     (2,155,948)
  Proceeds from exercise
   of employee stock options                           39,495         155,717
                                                -------------    ------------
    Net cash used by financing activities         (57,188,585)    (66,059,935)
                                                -------------    ------------

  Change in cash and cash equivalents           $   4,426,499    $ (2,117,659)
                                                =============    ============

                       SHONEY'S, INC. AND SUBSIDIARIES
                       Comparison of Sales by Division
             52 Weeks Ended October 25, 1998 and October 26, 1997
                                (000 Omitted)

                                         SALES
                                                               Increase
                                  1998           1997        (Decrease)
                               ----------     ----------     ----------
Shoney's                       $  638,940     $  705,772        (9.5) %
Captain D's                       305,180        295,380         3.3
Pargo's                            30,454         36,936       (17.5)
Fifth Quarter                      13,137         15,596       (15.8)
Barbwire's                              0          7,385
                               ----------     ----------
 Total Restaurant Operations      987,711      1,061,069        (6.9)

Commissary Operations             123,135        137,866       (10.7)
Franchise Operations               14,416         14,827        (2.8)
Other                              18,100         13,314        35.9
                               ----------     ----------
                               $1,143,362     $1,227,076        (6.8) %
                               ==========     ==========



                       SHONEY'S, INC. AND SUBSIDIARIES
                       Comparison of Sales by Division
             12 Weeks Ended October 25, 1998 and October 26, 1997
                                (000 Omitted)

                                         SALES
                                                               Increase
                                  1998           1997        (Decrease)
                               ----------     ----------     ----------

Shoney's                       $  136,541     $  156,086       (12.5) %
Captain D's                        68,077         68,482        (0.6)
Pargo's                             5,997          8,662       (30.8)
Fifth Quarter                       2,092          3,208       (34.8)
Barbwire's                              0              0
                               ----------     ----------
 Total Restaurant Operations      212,707        236,438       (10.0)

Commissary Operations              25,663         30,973       (17.1)
Franchise Operations                3,154          3,341        (5.6)
Other                               4,315          3,417        26.3
                               ----------     ----------
                               $  245,839     $  274,169       (10.3) %
                               ==========     ==========

SHONEY'S, INC.
Reconciliation of Unusual Items in Pretax Income (Loss)
Fifty-Two Weeks Ended October 25, 1998 and October 26, 1997
(000's omitted)


                                           1998           1997
                                        ----------     ----------
Loss before income taxes and
 extraordinary charge                    $ (79,492)     $ (50,097)

Severance and related expenses               3,129          1,290
Exit costs - leases, etc.                   10,747          1,301
Writeoff obsolete inventory                  1,327              0
Waiver fees (in interest)                    1,067              0
Proxy contest expenses                           0          5,324
Contingent loss on litigation settlement     3,500              0
Impairment of long-lived assets             48,403         53,967
                                         ---------      ---------
Adjusted pretax income (loss)
 before income taxes and
 extraordinary charge                    $ (11,319)     $  11,785
                                         =========      =========




SHONEY'S, INC.
Reconciliation of Unusual Items in Pretax Income (Loss)
Twelve Weeks Ended October 25, 1998 and October 26, 1997
(000's omitted)

                                           1998           1997
                                        ----------     ----------
Income (loss) before income taxes
 and extraordinary charge                $ (17,024)     $ (44,274)

Severance and related expenses                 438             54
Exit costs - leases , etc.                   4,993          1,301
Proxy contest expenses                           0          3,836
Contingent loss on litigation settlement     3,500              0
Impairment of long-lived assets                  0         36,355
                                         ---------      ---------

Adjusted pretax income (loss)
 before income taxes
 and extraordinary charge                $  (8,093)     $  (2,728)
                                         =========      =========